SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


December 17, 2001 (December 16, 2001)                        1-1225
-------------------------------------
           Date of Report                           (Commission File Number)
  (Date of Earliest Event Reported)


                      AMERICAN HOME PRODUCTS CORPORATION
          (Exact name of the registrant as specified in its charter)



           Delaware                                         13-2526821
           --------                                         ----------
(State of other jurisdiction of                           (IRS Employer
        incorporation)                                  Identification No.)



Five Giralda Farms, Madison, NJ                                07940
-------------------------------                                -----
 (Address of principal executive                            (ZIP Code)
            offices)



                                (973) 660-5000
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                   ----------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events.

         American Home Products Corporation (the "Company" or the
"Registrant") is the beneficial owner of 223,378,088 shares of common stock, par value $0.01 per share (the "Immunex Common Stock"), of Immunex Corporation, a Washington corporation ("Immunex"), representing approximately 41% of the currently outstanding shares of Immunex Common Stock.

         On December 17, 2001, Immunex and Amgen Inc., a Delaware corporation ("Amgen"), announced that they had entered into an Agreement and Plan of Merger, dated as of December 16, 2001 (the "Merger Agreement"), by and among Amgen, AMS Acquisition Inc., a Washington corporation and a wholly-owned subsidiary of Amgen, and Immunex. Pursuant to the Merger Agreement, among other things, (i) Merger Sub will be merged with and into Immunex (the "Merger") with Immunex being the surviving corporation in the Merger and (ii) each outstanding share of Common Stock (other than shares of Common Stock owned by Amgen and shares of Common Stock held by shareholders who properly exercise appraisal rights pursuant to the Business Corporation Act of the State of Washington) will be converted into the right to receive (a) 0.440 of a share of common stock of Amgen, par value $0.0001 per share, of Amgen and
(b) $4.50 in cash.

         On December 16, 2001, the Company, MDP Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("MDP"), and Lederle Parenterals, Inc., a New Jersey corporation and a wholly-owned subsidiary of the Company ("LPI"), entered into a Shareholder Voting Agreement with Amgen (the "Voting Agreement"). Pursuant to the Voting Agreement, the Company, MDP and LPI agreed that they will, among other things, vote or cause to be voted approximately 41% of the outstanding shares of Immunex Common Stock (i) in favor of the approval of the terms of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (ii) against any action that would prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement.

         A copy of the Registrant's press release announcing the Merger and related agreements and transactions was issued on December 17, 2001 and is attached hereto as Exhibit 99.1. A copy of the Merger Agreement and the Voting Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(c) Exhibits.

     2.1 Agreement and Plan of Merger, dated as of December 16, 2001, by and among Amgen Inc., AMS Acquisition Inc. and Immunex Corporation (incorporated by reference to Exhibit 2.1 of Immunex's Current Report on Form 8-K filed December 17, 2001).

     2.2 Shareholder Voting Agreement, dated as of December 16, 2001, among Amgen Inc., American Home Products Corporation, MDP Holdings, Inc. and Lederle Parenterals,

          Inc. (incorporated by reference to Exhibit 2.2 of Immunex's Current Report on Form 8-K filed December 17, 2001).

     99.1 Company Press Release, dated December 17, 2001.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN HOME PRODUCTS CORPORATION


                                              /s/ Jeffrey S. Sherman
                                          By:------------------------------
                                             Name:  Jeffrey S. Sherman
                                             Title: Vice President and
                                                      Associate General Counsel



Date:    December 17, 2001



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                                 EXHIBIT INDEX

Exhibit
Number

2.1 Agreement and Plan of Merger, dated as of December 16, 2001, by and among Amgen Inc., AMS Acquisition Inc. and Immunex Corporation (incorporated by reference to Exhibit 2.1 of Immunex's Current Report on Form 8-K filed December 17, 2001).

2.2 Shareholder Voting Agreement, dated as of December 16, 2001, among Amgen Inc., American Home Products Corporation, MDP Holdings, Inc. and Lederle Parenterals, Inc. (incorporated by reference to Exhibit
           2.2 of Immunex's Current Report on Form 8-K filed December 17, 2001).

99.1       Company Press Release, dated December 17, 2001